Investor Presentation September 2016

Forward-Looking Statement Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website, http://investors.bankatunion.com and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this presentation. The Company does not intend or assume any obligation to update or revise any forward-looking statements that may be made from time to time by or on behalf of the Company. 2

Company Overview • The largest community banking organization headquartered in Virginia • Holding company formed in 1993 – Banking history goes back more than 100 years • 7 whole bank and 16 branch acquisitions since 1993 • Assets of $8.1 Billion • Comprehensive financial services provider offering • Commercial and retail banking through Union Bank & Trust • Investment, wealth management and trust services • Mortgages primarily through Union Mortgage Group, Inc. 3

Union’s Strengths • Unique branch network across Virginia, competitive banking products and services and a loyal customer base • Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint • Strong balance sheet and solid capital base • Experienced management team • Successful acquirer and integrator • Proven financial performance in both good and bad economic climates 4

Source: SNL Financial – June 2015 Hampton Northern Northern Roads Richmond Virginia Southwest Charlottesville Rappahannock Fredericksburg Neck Total Region Region Region Region Region Region Region Region UBSH Regions Total Households 451,124 391,588 420,049 258,821 220,068 198,251 134,666 26,024 2,100,591 Projected Five-Year Household CAGR 4.3% 5.0% 6.1% 3.2% 4.3% 7.7% 5.9% 2.3% 5.0% Median Household Income $60,104 $58,675 $109,705 $48,136 $53,791 $105,080 $82,502 $50,185 $73,178 Total Business 54,355 53,653 51,873 32,260 29,631 25,304 14,983 3,415 265,474 Total Active Market Branches 239 299 358 234 196 193 101 39 1,659 5-Yr Market Deposit CAGR, '09 - '14 2.0% 2.6% 3.5% 2.7% 1.6% 3.8% 2.5% 0.2% 2.7% Attractive market demographics support strong organic growth opportunities within our footprint 5

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High-tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 6

Union Bank & Trust • 120 branches • Consolidated 3 in-store branches in Winchester into a new stand-alone branch in April. Closed 2 other branches in second quarter. • Will close 5 in-store branches in September • Only Virginia based bank with a statewide footprint • 1,251 FTEs • 58 Commercial Lenders • $5.9 Billion Loans • $6.1 Billion Deposits • 176,000+ Core Consumer Households 7

MSA Market Share Rank Company Deposits Total Market Deposits Market Share Roanoke Deposits: $351 mm Market Tot.: $7.3 bn Mkt. Share: 4.8% Rank: #6 Branches: 8 Staunton / Harrisonburg Rank: #2 Deposits: $496 mm Market Tot.: $3.6 bn Mkt. Share: 13.9% Branches: 13 Blacksburg Rank: #1 Deposits: $690 mm Market Tot.: $2.9 bn Mkt. Share: 23.5% Branches: 9 Charlottesville Rank: #4 Deposits: $411 mm Market Tot.: $4.3 bn Mkt. Share: 9.6% Branches: 8 Richmond Rank: #5 Deposits: $1.7 bn Market Tot.: $35.9 bn Mkt. Share: 4.8% Branches: 40 Culpeper Rank: #1 Deposits: $432 mm Market Tot.: $1.3 bn Mkt. Share: 34.4% Branches: 8 Fredericksburg Rank: #1 Deposits: $845mm Market Tot.: $3.8 bn Mkt. Share: 22.1% Branches: 14 Statewide Rank: #6 Deposits: $5.8bn Market Tot.: $183bn Mkt. Share: 3.2% Branches: 124 Strong Presence Across All Major Virginia Markets Northern Neck Rank: #1 Deposits: $310mm Market Tot.: $1.5 bn Mkt. Share: 21.0% Branches: 9 Virginia Beach Rank: #15 Deposits: $158mm Market Tot.: $22.8 bn Mkt. Share: 0.7% Branches: 5 Source: SNL Financial; Deposit data as of 6/30/2015 8

Source: SNL Financial; Deposit data as of 6/30/2015; Pro forma for recent acquisitions Largest Community Bank in Virginia Rank Institution (ST) Number of Branches Deposits in Market ($mm) Market Share (%) 1 Wells Fargo & Co. (CA) 290 36,737 20.1 2 Bank of America Corp. (NC) 142 27,609 15.1 3 BB&T Corp. (NC) 358 22,794 12.5 4 SunTrust Banks Inc. (GA) 209 18,786 10.3 5 Capital One Financial Corp. (VA) 80 10,649 5.8 6 Union Bkshs Corp (VA) 124 5,795 3.2 7 TowneBank (VA) 43 5,208 2.8 8 United Bankshares Inc. (WV) 61 4,325 2.4 9 Carter Bank & Trust (VA) 88 3,885 2.1 10 PNC Financial Services Group (PA) 100 3,360 1.8 Totals (1-10) 1,495 139,147 76.0 Totals (1-128) 2,503 183,103 100.0 Deposit Market Share – Virginia 9

Union Wealth Management • Trust, Asset Management, Private Banking, Brokerage and Financial Planning services • $2.3B in AUM and AUA, the majority of which is managed assets • $2.3 million fiduciary and asset management fees generated in 2Q16 • Organic and Acquisitive growth opportunities • Expand services to existing customers utilizing targeted segmentation and marketing strategies • Opportunities to serve retail and commercial customers of bank • Leveraging bank brand/reputation in wealth management space • Target advisors, teams and firms that complement our wealth model and client service culture • Closed on Old Dominion Capital Management ($300 million AUM) acquisition in 2Q 10

Union Mortgage Group • 22 offices: 20 in Virginia, 1 each in Maryland and North Carolina • 105 FTEs – 42 loan officers • $140.1 million in 2Q16 (34% refinance) • $539,000 net income in 2Q16 • Up from $54,000 in 1Q • Opportunities: • Salesforce expansion in growth markets • Improved pipeline management and fulfillment allowing for improved leverage 11

2Q 2016 Highlights • Net Income was $19.3 million; earnings per share of $0.44 – up ~$4 million or 10 cents from 2Q 2015 • Loan growth was 11.1% annualized in the quarter • Deposit balances grew 10.1% annualized in the quarter • Closed on acquisition of Old Dominion Capital Management – registered investment advisory with $300 million in assets under management • Opened LPO in Charlotte, North Carolina • Asset Quality remained strong as combined past due and nonperforming loans declined $11.9 million, or 24.8% from prior quarter 12

Balance Sheet Trends 13 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 1Q 2016 2Q 2016 $2,967 $3,039 $5,346 $5,671 $5,781 $5,941 Loans ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 2012 2013 2014 2015 1Q 2016 2Q 2016 $3,298 $3,237 $5,639 $5,964 $5,946 $6,096 Deposits ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2012 2013 2014 2015 1Q 2016 2Q 2016 $4,096 $4,177 $7,359 $7,694 $7,833 $8,101 Assets ($M)

Repurchased 1.1 million shares in 2012 Capital Ratios 14 • Since 2011, increased quarterly dividend from $0.07/share to $0.19/share; • Repurchased 5.7 million shares since 2012 • In 2016, repurchased $30.7 million of stock (~1.3 million shares) as of June 30, 2016. • In February, Board approved a $25 million stock buyback authorization – expires on December 31, 2016 - ~$15.5 million remaining Repurchased 500,000 shares In 2013 Repurchased 2.1 million shares in 2014 Repurchased 0.7 million shares in 2015 Repurchased ~1.3 million shares in 2016 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 2015 2Q 2016 14.57% 14.16% 13.38% 12.46% 11.79% 8.96% 8.93% 9.27% 9.20% 8.59% Total capital ratio Tangible Equity/Tangible Assets

Profitability Ratios and Income Trends * excludes after-tax acquisition expenses and acquisition accounting impact 15 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012* 2013* 2014* 2015* 2Q 2016* 0.89% 0.90% 0.91% 0.90% 0.98% Return on Average Assets (ROA) 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 2012* 2013* 2014* 2015* 2Q 2016* 9.89% 10.05% 10.13% 10.00% 11.60% ROTCE $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2012 2013* 2014* 2015* 1H 2016 $35,262 $36,408 $65,888 $67,079 $36,298 Net Income ($) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012* 2013* 2014* 2015* 1Q 2016* 2Q 2016* 4.24% 4.18% 3.93% 3.79% 3.76% 3.76% Net Interest Margin

Top-Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • Top Tier Financial Performance targets: 16 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

Path to Top Tier Return on Tangible Common Equity Revenue Expense Profit Improvement This path also delivers Return on Assets of above 1.1% 17 7.00 8.00 9.00 10.00 11.00 12.00 13.00 14.00 ROTCE - June YTD 2016 ROTCE Target 1.0-1.4% 0.3% 0.3-0.5% 0.1-0.2% 0.1-0.2% 13+% 10.9% Loan Growth with Stabilized NIM Rate Rise of 25 bps Expense Management Mortgage Wealth /ODCM

CEO Succession Plan • John Asbury becomes President & CEO of Union Bank & Trust and President of Union Bankshares Corporation on October 1 • Most recently was President and CEO of First National Bank of Santa Fe, a multi-state bank located in the Southwest • Prior to that, he was Senior Executive Vice President at Regions responsible for all lines serving business and commercial customers and managed a $50 billion book of business • Senior Vice President at Bank of America – served in a variety of roles last position responsible for all Pacific Northwest Region business banking • Asbury joins the board on October 1 and becomes CEO of holding company on January 2, 2017 • Billy Beale remains CEO of holding company until January, then becomes Executive Vice Chairman through March 31. Will stand for re-election to board • Korn Ferry assisted with the search process • Timing of succession plan positions Union for seamless leadership transition and strategic continuity 18

2016 Outlook • Stable to growing economy in footprint • High single digit loan growth • Modest net interest margin compression for 3Q and 4Q – assumes no rate increase by Fed • Continued asset quality improvement – reduction of OREO expenses • Improving ROA, ROTCE and Efficiency Ratio • Closing 5 branches in 3Q (reduction of 9 in total for year) 19

Value Proposition • Statewide Virginia branch footprint is a competitive advantage and brings a unique franchise value • Strong balance sheet and capital base • Organic growth and acquisition opportunities • Experienced management team • Committed to top tier financial performance • Shareholder Value Driven • Solid dividend yield and payout ratio with earnings upside 20

THANK YOU! 21